SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES AND EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)

April 25, 2003

GREENWICH CAPITAL ACCEPTANCE, INC. (as Depositor under the Pooling and Servicing Agreement, dated as of April 1, 2003, providing for the issuance of HarborView Mortgage Loan Trust 2003-1 Mortgage Loan Pass-Through Certificates, Series 2003-1)

         Greenwich Capital Acceptance, Inc.

(Exact Name of Registrant as Specified in its Charter)

Delaware	333-99463	06-1199884
(State or Other Jurisdiction Of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

600 Steamboat Road Greenwich, CT	06830
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code:  (203) 625-2700

                                 No Change

(Former Name or Former Address, if Changed Since Last Report)

Item 5.  Other Events

The Registrant registered issuances of HarborView Mortgage Loan Trust 2003-1 Mortgage Loan Pass-Through Certificates, Series 2003-1 (the “Certificates”) on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, as amended (the “Act”), by a Registration Statement on Form S-3 (Registration File No. 333-99463) (the “Registration Statement”).  Pursuant to the Registration Statement, the Registrant issued $307,971,100 in aggregate principal amount of Class A, Class B-1, Class B-2, Class B-3 and Class A-R Certificates (the “Public Certificates”) on April 25, 2003.  The Public Certificates were offered pursuant to the definitive Prospectus, dated March 24, 2003, as supplemented by the Prospectus Supplement, dated April 21, 2003 (the “Prospectus Supplement”), a form of which was filed as an exhibit to the Registration Statement.

This Current Report on Form 8-K includes a copy of the Pooling and Servicing Agreement (as defined below) and other operative agreements executed in connection with the issuance of the Certificates.  The Certificates were issued pursuant to a Pooling and Servicing Agreement (the “Pooling and Servicing Agreement”), attached hereto as Exhibit 4.1, dated as of April 1, 2003, among Greenwich Capital Acceptance, Inc., as depositor, Deutsche Bank National Trust Company, as trustee and custodian, Greenwich Capital Financial Products, Inc., as seller and Wells Fargo Bank Minnesota, National Association, as master servicer and securities administrator.  The “Certificates” consist of the following classes: Class A, Class B-1, Class B-2, Class B-3, Class B-4, Class B-5, Class B-6, Class A-R and Class P.  The Certificates evidence all of the beneficial ownership interest in a trust fund (the “Trust Fund”) that consists primarily of a pool of hybrid and adjustable rate, first lien, residential mortgage loans (the “Mortgage Loans”) with an aggregate outstanding principal balance of approximately $309,832,577 as of April 1, 2003, together with certain other assets.  Capitalized terms used herein and not otherwise defined shall have the meanings assigned to them in the Pooling and Servicing Agreement.

Item 7.  Financial Statements; Pro Forma Financial Information and Exhibits

(a)

Not applicable.

(b)

Not applicable.

(c)

Exhibits:

1.1

Underwriting Agreement, dated April 21, 2003, between Greenwich Capital Acceptance, Inc., as depositor, and Greenwich Capital Markets, Inc., as underwriter.

4.1

Pooling and Servicing Agreement, dated as of April 1, 2003, among Greenwich Capital Acceptance, Inc., as depositor, Deutsche Bank National Trust Company, as trustee and custodian, Greenwich Capital Financial Products, Inc., as seller and Wells Fargo Bank Minnesota, National Association, as master servicer and securities administrator.

4.2

Mortgage Loan Purchase Agreement, dated as of April 1, 2003, between Greenwich Capital Financial Products, Inc., as seller, and Greenwich Capital Acceptance, Inc., as purchaser.

99.1

Master Flow Sale and Servicing Agreement, dated as of May 1, 2002, by and between GMAC Mortgage Corporation (“GMAC”) and Greenwich Capital Financial Products, Inc. (“GCFP”), as initial owner, as reconstituted by the Reconstituted Servicing Agreement, dated as of April 1, 2003, by and between GCFP and GMAC and acknowledged by Wells Fargo Bank Minnesota, National Association and Deutsche Bank National Trust Company.

99.2

Master Interim Servicing Agreement, dated as of March 26, 2003, between Greenwich Capital Financial Products, Inc. (“GCFP”), as Owner and GMAC Mortgage Corporation (“GMAC”), as Servicer, as reconstituted by the Reconstituted Servicing Agreement, dated as of April 1, 2003, by and between GCFP and GMAC and acknowledged by Wells Fargo Bank Minnesota, National Association and Deutsche Bank National Trust Company.

SIGNATURES

Pursuant to the  requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GREENWICH CAPITAL ACCEPTANCE, INC.,

By:    /s/ Shakti Radhakishun

       Name:  Shakti Radhakishun

       Title:    Vice President

Dated:  April 25, 2003

EXHIBIT INDEX

Exhibit No.

Description

1.1

Underwriting Agreement, dated April 21, 2003, between Greenwich Capital Acceptance, Inc., as depositor, and Greenwich Capital Markets, Inc., as the underwriter.

4.1

Pooling and Servicing Agreement, dated as of April 1, 2003, among Greenwich Capital Acceptance, Inc., as depositor, Deutsche Bank National Trust Company, as trustee and custodian, Greenwich Capital Financial Products, Inc., as seller and Wells Fargo Bank Minnesota, National Association, as master servicer and securities administrator.

4.2

Mortgage Loan Purchase Agreement, dated as of April 1, 2003, between Greenwich Capital Financial Products, Inc., as seller, and Greenwich Capital Acceptance, Inc., as purchaser.

99.1

Master Flow Sale and Servicing Agreement, dated as of May 1, 2002, by and between GMAC Mortgage Corporation (“GMAC”) and Greenwich Capital Financial Products, Inc. (“GCFP”), as initial owner, as reconstituted by the Reconstituted Servicing Agreement, dated as of April 1, 2003, by and between GCFP and GMAC and acknowledged by Wells Fargo Bank Minnesota, National Association and Deutsche Bank National Trust Company.

99.2

Master Interim Servicing Agreement, dated as of March 26, 2003, between Greenwich Capital Financial Products, Inc. (“GCFP”), as Owner and GMAC Mortgage Corporation (“GMAC”), as Servicer, as reconstituted by the Reconstituted Servicing Agreement, dated as of April 1, 2003, by and between GCFP and GMAC and acknowledged by Wells Fargo Bank Minnesota, National Association and Deutsche Bank National Trust Company.